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                                                                    EXHIBIT 10.4

                              VICINITY CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

     Vicinity Corporation, a corporation organized under the laws of the State of California (the "Company"), hereby adopts the Vicinity Corporation Employee Stock Purchase Plan (the "Plan"), effective as of the Effective Date (as defined herein).

     The purposes of the Plan are as follows:

     (1) To assist employees of the Company and its Subsidiary Corporations (as defined below) in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" within the meeting of Section 423(b) of the Internal Revenue Code of 1986, as amended.

     (2) To help employees provide for their future security and to incentivize them to remain in the employment of the Company and its Subsidiary Corporations.

     1.  Definitions.  Whenever any of the following terms is used in the Plan
         -----------
with the first letter or letters capitalized, it shall have the following meaning unless context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

         (a) "Account" shall mean the account established for a Participant under the Plan for an Offering Period.

         (b) "Agent" shall mean the brokerage firm, bank or other financial institution, entity or person(s) engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

         (c) "Authorization" shall mean a Participant's payroll deduction authorization with respect to an Offering Period in accordance with Section 3(b) hereof.

         (d) "Base Compensation" shall mean Eligible Compensation received by an Employee on each Payday as compensation for services to the Company or any Parent Corporation or Subsidiary Corporation.

         (e) "Board of Directors" or "Board" means the Board of Directors of the Company.

         (f)  "Code" means the Internal Revenue Code of 1986, as amended.

         (g) "Committee" means the committee appointed to administer the Plan pursuant to Section 12.

         (h)  "Company" means Vicinity Corporation, a California corporation.
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         (i) "Date of Exercise" means, with respect to any Option, the last day of each Purchase Period during any Offering Period.

         (j) "Date of Grant" means, with respect to any Option, the date upon which the Option is granted, as set forth in accordance with Section 3(a).

         (k) "Effective Date" means the first day of the Initial Offering Period, which shall be the date immediately preceding the first date on which a Share of Stock is traded on an exchange or quoted on Nasdaq or a successor quotation system.

         (l) "Eligible Compensation" means with respect to any Offering Period, base wages or salary, commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, and all other compensation paid in cash during such Offering Period before deduction for any contributions to a plan maintained by the Company or any Subsidiary Corporation and described in Sections 401(k) or 125 of the Code. Eligible Compensation shall not include reimbursements of expenses, allowances, long-term disability, workers' compensation or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

         (m) "Eligible Employee" means an Employee of the Company or any Subsidiary Corporation: (i) who does not, immediately after the Option is granted, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty (20) hours per week; and (iii) whose customary employment is for more than five (5) months in any calendar year. For purposes of paragraph (i), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an individual shall be treated as an employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave.

         (n) "Employee" means any person who renders services to the Company or a Subsidiary Corporation in the status of an employee within the meaning of Code
Section 3401(c). "Employee" shall not include any director of the Company or a Subsidiary Corporation who does not render services to the Company or a Subsidiary Corporation in the status of an employee within the meaning of Code
Section 3401(c).

         (o) "Entry Date" means (i) the first day of any Offering Period, or
(ii) with respect to Employees who first become Eligible Employees after the commencement of an Offering Period but before the commencement of the second Purchase Period of such Offering Period, the first day of the Purchase Period following the date on which such Employee becomes an Eligible Employee. Notwithstanding the foregoing, in the event that the Fair Market Value of a share of Stock on the first Date of Exercise during any Offering Period is less than the Fair Market Value of a share of Stock on the Entry Date for a Participant participating in the Offering Period as of such Date of Exercise, the Entry Date for such Participant for the remainder of the

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Offering Period shall be the first day of the next Purchase Period immediately following such Date of Exercise.

         (p) "Initial Offering Period" means the Offering Period commencing on the Effective Date and ending on February 28, 2001.

         (q) "Offering Period" means each consecutive twelve-month period commencing on the first day of each March and ending on the last day of each February following the Effective Date; provided, however, that the Initial Offering Period shall be the period commencing on the Effective Date and ending on February 28, 2001. Options shall be granted on the Date of Grant and exercised on the Date of Exercise, as provided in Sections 3(a) and 4(a).

         (r) "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

         (s) "Option Price" means the option price determined in accordance with
Section 4(b).

         (t) "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (u) "Participant" means an Eligible Employee who has complied with the provisions of Section 3(b) hereof.

         (v) "Payday" means the regular and recurring established day for payment of Eligible Compensation to employees of the Company or any Subsidiary Corporation.

         (w) "Plan" means the Vicinity Corporation Employee Stock Purchase Plan.

         (x) "Purchase Periods" means, with respect to any Option, the two consecutive six-month periods beginning on the Date of Grant and ending on the last day of each Offering Period with respect to which the Option has been granted; provided, however, that the first Purchase Period under the Plan shall commence on the Effective Date and end on August 31, 2000, and the second Purchase Period under the Plan shall commence on September 1, 2001 and end on February 28, 2001.

         (y) "Stock" means the shares of the Company's Common Stock, $.001 par value.

         (z) "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns

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stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.  Stock Subject to the Plan. Subject to the provisions of Section 9
         -------------------------
hereof (relating to adjustments upon changes in the Stock) and Section 11 hereof (relating to amendments of the Plan), the Stock that may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate 200,000 shares of Stock. The shares of Stock sold pursuant to Options granted under the Plan may be unissued shares or treasury shares of Stock, or shares of Stock bought on the Nasdaq National Market ("Nasdaq") or other nationally-recognized exchange, or other market, for purposes of the Plan.

     3.  Grant of Options.
         ----------------

         (a)  Option Grants.  The Company shall grant Options under the Plan to
              -------------
all Eligible Employees in successive Offering Periods until the earlier of: (i) the date when the number of shares of Stock available under the Plan have been sold, or (ii) the date when the Plan is terminated. Each Employee who is an Eligible Employee on an Entry Date for any Offering Period shall be granted an Option with respect to such Offering Period as of such date. The Date of Grant of an Option shall be the first day of the Offering Period with respect to which such Option was granted. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option pursuant to Section 4(a).

         The number of shares of Stock subject to a Participant's Option shall equal the payroll deductions authorized by such Participant in accordance with subsection (b) for the Purchase Period, divided by the Option Price, except as provided in Section 5(a); provided, however, that the maximum number of shares of Stock that may be purchased by any Participant on a Date of Exercise shall not exceed 5,000. The Company shall not grant an Option with respect to an Offering Period to any individual who is not an Eligible Employee on the Entry Date with respect to such Offering Period.

         (b)  Election to Participate; Payroll Deduction Authorization.  Except
              --------------------------------------------------------
as provided in subsection (d), an Eligible Employee shall participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan with respect to an Offering Period shall deliver to the Company no later than ten (10) days before his or her applicable Entry Date, a completed and executed written payroll deduction authorization in a form prepared by the Committee (the "Authorization"). An Eligible Employee's Authorization shall give notice of such Eligible Employee's election to participate in the Plan for the current or next following Offering Period (and subsequent Offering Periods), as applicable, and shall designate a stated whole percentage of such Eligible Employee's Base Compensation to be withheld by the Company or Subsidiary Corporation employing such Eligible Employee on each Payday during the Offering Period, which shall not be less than one percent (1%), nor more than fifteen percent (15%), of Base Compensation. The Base Compensation payable to a Participant for any Payday during and Offering Period shall be reduced through payroll deduction in an

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amount equal to the percentage specified in the Authorization, and such amount shall be credited to the Participant's Account under the Plan.

         An Eligible Employee may change the percentage of Base Compensation designated in the Authorization subject to the limits of this subsection, and may suspend the Authorization, at any time during the Offering Period. Any Authorization shall remain in effect until the Eligible Employee changes or suspends the same pursuant to this subsection, withdraws pursuant to Section 5, or ceases to be an Eligible Employee pursuant to Section 6.

         (c)  $25,000 Limitation.  No Eligible Employee shall be granted an
              ------------------
Option under the Plan which permits his rights to purchase Stock under the Plan, and to purchase Stock or other stock under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to the Section 423, to accrue at a rate which exceeds $25,000 of fair market value of such Stock or other stock (determined at the time the Option is granted) for each calendar year in which the Option is outstanding at any time.

         For purpose of the limitation imposed by this subsection, the right to purchase Stock or other stock under an Option or other option accrues when the Option or other option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase Stock or other stock under an Option or other option accrues at the rate provided in the Option or other option, but in no case may such rate exceed $25,000 of the fair market value of such Stock or other stock (determined at the time such Option or other option is granted) for any one calendar year, and a right to purchase Stock or other stock which has accrued under an Option or other option may not be carried over to any Option or other option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

         (d)  Leaves of Absence.  During a leave of absence meeting the
              -----------------
requirements of Treasury Regulation Section 1.421-7(h)(2), a Participant may continue to participate in the Plan by making cash payments to the Company on each Payday equal to the amount of the Participant's payroll deductions under the Plan for the Payday immediately preceding the first day of such Participant's leave of absence.

     4.  Exercise of Options; Option Price.
         ---------------------------------

         (a)  Option Exercise.  Each Participant automatically and without any
              ---------------
act on such Participant's part shall be deemed to have exercised such Participant's Option on the Date of Exercise to the extent that the balance then in the Participant's Account is sufficient to purchase, at the Option Price, whole shares of the Stock subject to the Option. Fractional shares of Stock shall not be sold pursuant to an Option.

         (b)  Option Price Defined.  The option price per share of Stock (the
              --------------------
"Option Price") to be paid by a Participant upon the exercise of the Participant's Option shall be equal to 85% of the lesser of: (i) the Fair Market Value of a share of Stock on the Date of Exercise or (ii) the Fair Market Value of a share of Stock on the Participant's Entry Date for the Offering Period. The Fair Market Value of a share of Stock as of a given date shall be: (A) the closing price of a

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share of Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred; (B) if the Stock is not traded on an exchange, but is quoted on Nasdaq or a successor quotation system, (X) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (Y) the mean between the closing representative bid and asked prices (in all other cases) for a share of Stock on such date, or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred, as reported by Nasdaq or such successor quotation system; (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Stock on such date, or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred, as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value of a share of Stock established by the Committee acting in good faith.

         (c)  Book Entry/Share Certificates.  As soon as practicable after the
              -----------------------------
exercise of any Option by a Participant, the Company shall issue the shares of Stock purchased upon such exercise to such Participant and such shares shall be held in the custody of the Agent for the benefit of the Participant. The Company or the Agent shall make an entry on its books and records indicating that the shares of Stock purchased in connection with such exercise have been duly issued as of that date to such Participant. A Participant shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder. Upon receipt of a Participant's written request for any such certificate, the Company shall (or shall cause the Agent to), within fifteen (15) days after the date of such receipt, deliver any such certificate to the Participant. Nothing in this subsection (c) shall prohibit the sale or other disposition by a Participant of shares of Stock purchased hereunder. In the event the Company is required to obtain authority from any commission or agency to issue any certificate or certificates for shares of Stock purchased hereunder, the Company shall seek to obtain such authority as soon as reasonably practicable.

         (d)  Pro Rata Allocations.  If the total number of shares of Stock for
              --------------------
which Options are to be exercised on any date exceeds the number of shares of Stock remaining unsold under the Plan (after deduction for all shares of Stock for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares of Stock in as nearly a uniform manner as shall be practicable and the balance of the amount credited to the Account of each Participant which has not been applied to the purchase of shares of Stock shall be paid to such Participant in one lump sum in cash within sixty (60) days after the Date of Exercise, without any interest thereon.

         (e)  Information Statement.  The Company shall provide each
              ---------------------
Participant whose Option is exercised with an information statement in accordance with Section 6039(a) of the Code and the Treasury Regulations thereunder. The Company shall maintain a procedure for identifying certificates of shares of Stock sold upon the exercise of Options in accordance with Section 6039(b) of the Code.

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

     5.  Withdrawal from the Plan.
         ------------------------

         (a)  Withdrawal Election.  Any Participant may withdraw from
              -------------------
participation under the Plan at any time, except that no Participant may withdraw during the last ten (10) days of any Purchase Period. A Participant electing to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Committee (the "Withdrawal Election") not later than ten (10) days prior to the Date of Exercise for such Purchase Period. Upon receipt of a Participant's Withdrawal Election, the Company or Subsidiary Corporation employing the Participant shall pay to the Participant the amount credited to the Participant's Account in one lump sum in cash within sixty (60) days, without any interest thereon. Upon receipt of a Participant's Withdrawal Election by the Company, the Participant shall cease to participate in the Plan and the Participant's Option for such Offering Period shall terminate.

         (b)  Eligibility following Withdrawal.  A Participant who withdraws
              --------------------------------
from the Plan with respect to a Purchase Period, and who is still an Eligible Employee, may elect to participate again in the Plan for any subsequent Offering Period by delivering to the Company an Authorization pursuant to Section 3(b).

     6.  Termination of Employment.
         -------------------------

         (a)  Termination of Employment Other than by Death.  If the employment
              ---------------------------------------------
of a Participant with the Company and the Subsidiary Corporation terminates other than by death, the Participant's participation in the Plan automatically and without any act on the Participant's part shall terminate as of the date of the termination of the Participant's employment. As soon as practicable after such a termination of employment, the Company or Subsidiary Corporation employing the Participant shall pay to the Participant the amount of the balance in the Participant's Account, without any interest thereon. Upon a Participant's termination of employment covered by this subsection, the Participant's Authorization and Option under the Plan shall terminate.

         (b)  Termination By Death.  If the employment of a Participant is
              --------------------
terminated by the Participant's death, the executor of the Participant's will or the administrator of the Participant's estate, by written notice to the Company, may request payment of the balance in the Participant's Account, in which event the Company or Subsidiary Corporation employing the Participant shall make such payment, without any interest thereon as soon as practicable after receiving such notice. Upon receipt of such notice, the Participant's Authorization and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Participant's Option shall be deemed to have been exercised on such Date of Exercise.

     7.  Restriction upon Assignment.  An Option granted under the Plan shall
         ---------------------------
not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the

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Participant's interest in the Plan, the Participant's Option or any rights under the Participant's Option.

     8.  No Rights of Stockholders until Shares Issued.  With respect to shares
         ---------------------------------------------
of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

     9.  Changes in the Stock; Adjustments of an Option.  Whenever any change
         ----------------------------------------------
is made in the Stock or to Options outstanding under the Plan, by reason of a stock split, stock dividend, recapitalization or other subdivision, combination, or reclassification of shares, appropriate action shall be taken by the Committee to adjust accordingly the number of shares of Stock subject to the Plan and the number and the Option Price of shares of Stock subject to the Options outstanding under the Plan to preserve, but not increase, the rights of Participants hereunder.

     10. Use of Funds; no Interest Paid.  All funds received or held by the
         ------------------------------
Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited to any Participant's Account with respect to such funds.

     11. Amendment or Termination of the Plan.  The Board of Directors may
         ------------------------------------
amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by a vote of the holders of the outstanding shares of the Company's capital stock entitled to vote shall be required to amend the Plan to:
(a) change the number of shares of Stock that may be sold pursuant to Options under the Plan, (b) decrease the Option Price below a price computed in the manner stated in Section 4(b), (c) alter the requirements for eligibility to participate in the Plan, or (d) in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

     12. Administration by Committee; Rules and Regulations.
         --------------------------------------------------

         (a)  Appointment of Committee.  The Plan shall be administered by the
              ------------------------
Committee, which shall be composed of not less than two members of the Board of Directors, none of whom shall be eligible to serve on the Committee, unless such member is then a "non-employee director" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Each member of the Committee shall serve for a term commencing on a date specified by the Board of Directors and continuing until the member dies or resigns or is removed from office by the Board of Directors. The Committee at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each Participant.

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         (b)  Duties and Powers of Committee.  It shall be the duty of the
              ------------------------------
Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

         (c)  Majority Rule.  The Committee shall act by a majority of its
              -------------
members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

         (d)  Compensation; Professional Assistance; Good Faith Actions.  All
              ---------------------------------------------------------
expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

     13. No Rights as an Employee.  Nothing in the Plan shall be construed to
         ------------------------
give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

     14. Merger, Acquisition or Liquidation of the Company.  In the event of the
         -------------------------------------------------
merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 50% or more of the Company's then outstanding voting stock, the liquidation or dissolution of the Company or any other reorganization of the Company, the Date of Exercise with respect to outstanding Options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation, dissolution, or reorganization unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options in a manner complying with Section 424(a) of the Code.

     15. Term; Approval by Stockholders.  Subject to approval by the
         ------------------------------
stockholders of the Company in accordance with this Section, the Plan shall be in effect for a term of ten (10) years commencing on the date of the initial adoption of the Plan by the Board, unless sooner terminated in accordance with
Section 11. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board of Directors' adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon expire.

     16. Effect upon Other Plans.  The adoption of the Plan shall not affect any
         -----------------------
other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation to: (a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

     17. Conditions to Issuance of Stock Certificates.  The Company shall not be
         --------------------------------------------
required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

         (a) The admission of such shares to listing on all stock exchanges, if any, on which is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

         (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

     18. Notification of Disposition.  Each Participant shall give prompt
         ---------------------------
notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made: (a) within two (2) years from the Date of Grant of the Option or (b) within one (1) year after the transfer of such shares of Stock to such Participant upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

     19. Notices.  Any notice to be given under the terms of the Plan to the
         -------
Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Eligible Employee or Participant shall be addressed to such Employee at such Employee's last address as reflected in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Eligible Employee or a Participant shall, if the Eligible Employee or Participant is then deceased, be given to the Eligible Employee's or Participant's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

     20. Headings.  Headings are provided herein for convenience only and are
         --------
not to serve as a basis for interpretation or construction of the Plan.

     I hereby certify that the foregoing Plan was adopted by the Board of Directors of Vicinity Corporation on _________________, 1999.

     Executed as of this ____ day of __________, 2000.


                                             __________________________________

     I hereby certify that the foregoing Plan was approved by the stockholders of Vicinity Corporation on _____________, 2000.


     Executed at San Jose, California on this ___ day of _________, 2000.


                                             __________________________________

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